UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2018

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
 (303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On Friday July 6, 2018 at 7:00 a.m. London time, EchoStar Corporation (“EchoStar”) issued an announcement (the “Rule 2.4 Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers (the “Code”) disclosing that it had approached Inmarsat plc (“Inmarsat”) with a new and improved proposal (the “Improved Proposal”) to acquire the entire issued and to be issued share capital of Inmarsat, as well as the terms of the Improved Proposal. Although Inmarsat rejected the Improved Proposal on July 4, 2018, EchoStar continued to seek engagement with the board of Inmarsat on a constructive basis, with a view to agreeing on the terms of a recommended transaction. A copy of the Rule 2.4 Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Shortly following release of the Rule 2.4 Announcement, Inmarsat released its own announcement maintaining its rejection of the Improved Proposal and chose not to engage with EchoStar during the course of the day on Friday, July 6, 2018 and did not offer to seek an extension of EchoStar’s “put up or shut up” deadline of 5:00 p.m. London time on July 6, 2018. As a result, on Friday, July 6, 2018 at 4:30 p.m. London time, EchoStar issued an announcement (the “Rule 2.8 Announcement”) pursuant to Rule 2.8 of the Code that it does not intend to make an offer for the entire issued and to be issued share capital of Inmarsat pursuant to Rule 2.7 of the Code, subject to certain reservations as permitted under the Code, and the offer period which began on June 8, 2018 with respect to Inmarsat and EchoStar terminated. A copy of the Rule 2.8 Announcement is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The information contained and incorporated in this Item 8.01 and any exhibits hereto is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document and any exhibits thereto may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. The forward-looking statements may include those regarding any matter set forth in this Item 8.01 or any of the exhibits incorporated herein. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, the possibility that a transaction will not be pursued and/or an offer will not be made, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to a potential transaction, adverse effects on the market price of EchoStar’s common stock and on EchoStar’s operating results for any reason, including, without limitation, because of a failure to complete a transaction, failure to realize the expected benefits of a transaction, negative effects of an announcement or consummation or failure to consummate a transaction on the market price of EchoStar’s common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following any transaction. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. For additional information on these and other factors that could affect EchoStar’s forward-looking statements, see EchoStar’s filings with the SEC, including EchoStar’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and other documents EchoStar files with the SEC from time to time.  The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update or revise any forward-looking statement in this document or any exhibits thereto except as required by applicable law or regulation.

Item 9.01.     Financial Statements and Exhibits

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	EchoStar Corporation Rule 2.4 Announcement regarding Inmarsat plc dated July 6, 2018.
99.2	EchoStar Corporation Rule 2.8 Announcement regarding Inmarsat plc dated July 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: July 6, 2018	By:	/s/ Dean A. Manson
Executive Vice President, General Counsel and
Secretary